DIRECTORS
J. Morton Davis
Judah Feinerman
Jerome Fisch
Dov Perlysky
Leonard Toboroff


OFFICERS
J. Morton Davis, Chairman of the Board
  and President
David Nachamie, Secretary
Gilbert Jackson, Treasurer

CUSTODIAN
Summit Bank
210 Main Street, Hackensack, N.J. 07601

TRANSFER AGENT
Continental Stock Transfer & Trust Co.
2 Broadway, New York, N.Y. 10017
212-509-4000

INDEPENDENT ACCOUNTANTS
Richard A. Eisner & Company, LLP
575 Madison Avenue
New York, NY 10022-2597

ENGEX, INC.
44 Wall Street
New York, N.Y. 10005
212-495-4200




       ENGEX, INC.




       FINANCIAL STATEMENTS
       AND
       ANNUAL REPORT
       YEAR ENDED
       SEPTEMBER 30, 2000



       ENGEX, INC. is listed on the
       American Stock Exchange (AMEX)
       Symbol EGX.

                                                                October 16, 2000

Dear Engex Stockholder,

     I am pleased to report that during this fiscal year ending September 30th, 2000 your Fund had an excellent performance. The net asset value of the Fund increased from $14.20 on September 30th, 1999 to $27.49 on September 30th, 2000, an increase of 93.6% and the shares traded on AMEX have gone from $13 1/2 on September 30, 1999 to $29 1/2 on September 30th, 2000, an increase of 118.5%. During the past year, our principal holding, Enzo Biochem, has had a remarkable period of internal development and investor recognition. It has been listed on the New York Stock Exchange and its stock has gone from $28 3/8, on September 30th, 1999 to $48 1/2 on September 30th, 2000. We continue to believe strongly in its future prospects for outstanding growth and continued capital appreciation.

     During the last year the Fund has made several venture capital investments in privately held companies. Notably, we invested $1 million in Enramp Inc. an exciting startup that plans to build personal computers at a very competitive price. We hope this one could be a winner for your Fund.

     During 2000, we also invested $2.1 million in a software startup, OpenReach.com, for approximately 30% of the equity. When a major venture capitalist invested $15 million based on a pre-investment valuation of $75 million, Engex sold a small portion of its equity and received additional funds for waiving certain first refusal rights. At this time, Engex has recouped most of its original investment and still retains approximately 19.3% of OpenReach's equity on a fully diluted basis. OpenReach has yet to achieve any revenues and its shares are totally illiquid. The Engex Board has determined to carry this position at $8.3 million, reflecting its present fair value, which represents a substantial discount from the price at which the venture capitalist's investment was made. There is no assurance it will be a success, but I hope that this will continue to prove a highly successful investment for your Fund

     We are continuing to seek other investments that hopefully will have a positive impact on the Fund's future performance, although investing in early stage companies always carries a very high level of risk.

     With best wishes for everything great always, I am.

                                             Sincerely,

                                             J. MORTON DAVIS
                                             Chairman of the Board

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholders and
  Board of Directors of Engex, Inc.

     We have audited the accompanying statement of assets and liabilities of Engex, Inc., including the schedule of portfolio investments, as of September 30, 2000, the related statement of operations for the year ended September 30, 2000, the statement of changes in net assets, the statement of cash flows and selected per share data and ratios for the year ended September 30, 2000. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The selected per share data and ratios for the years ending September 30, 1996 to September 30, 1999 were audited by other auditors whose reports, dated October 23, 1997 and November 5, 1999, expressed an unqualified opinion on such information.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Engex, Inc. as of September 30, 2000 and the results of its operations, the changes in its net assets and selected per share data and ratios for the year ended September 30, 2000, in conformity with generally accepted accounting principles.

     As discussed more fully in Note 1, the financial statements include investments valued at $10,595,019 (40% of net assets), whose values have been estimated by the Company's Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Company's Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


/s/ Richard A. Eisner & Company, LLP

New York, New York
November 29, 2000

                                                            ENGEX, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

ASSETS:
  Investment in securities at market (identified cost--$10,360,449)
    (Notes 1(a) and (c)) ....................................................................      $30,412,997
  Venture Capital Investments at fair value (identified cost--$3,946,254)
    (Note 1(a)) .............................................................................       10,595,019
  Other assets ..............................................................................          440,207
                                                                                                   -----------
        TOTAL ASSETS ........................................................................                         $41,448,223


LIABILITIES:
  Accrued expenses ..........................................................................           66,420
  Loan Payable (Notes 5, 6 and 7) ...........................................................        3,873,650
  Income taxes (Notes 1(b) and 4) ...........................................................       10,639,874
                                                                                                   -----------
        TOTAL LIABILITIES ...................................................................                          14,579,944
                                                                                                                      -----------
COMMITMENT AND CONTINGENCIES (Note 7)
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES .........................................                         $26,868,279
                                                                                                                      ===========
NET ASSETS VALUE PER SHARE ..................................................................                         $     27.49
                                                                                                                      ===========

NET ASSETS APPLICABLE TO OUTSTANDING SHARES:
  Common stock--$.10 par value:
  Authorized--2,500,000 shares, Issued--977,223 shares ......................................                         $    97,722
  Additional paid-in capital ................................................................                           9,669,680
  Unrealized appreciation on investments ....................................................                          11,185,287
  Undistributed net realized gain from investment transactions ..............................                           3,939,601
  Undistributed net investment income .......................................................                           1,975,989
                                                                                                                      -----------
NET ASSETS ..................................................................................                         $26,868,279
                                                                                                                      ===========


                                  The accompanying notes are an integral part of this statement.


                                                            ENGEX, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 2000
                                                                               NUMBER OF
                                                                                SHARES                     MARKET VALUE
                                                                               -----------         ------------------------------
COMMON STOCK (114.29%)
Biotechnology (103.27%)
  Enzo Biochem, Inc.(a) ...............................................        545,862 shs.        $26,474,307
  Genstar Therapeutics Corp.(a) .......................................         13,000 shs.            143,000
  Keryx Biopharmaceuticals(a) .........................................         55,700 shs.            724,100
  Tanox Inc.(a) .......................................................          1,100 shs.             37,263
  Cypress Biosciences Inc.(a) .........................................         14,400 shs.             24,300         $27,402,970
                                                                                                   -----------

Insurance (.01%)
  Accel International Corp.(a) ........................................          7,200 shs.                                  3,600
Technology (.57%)
  PRWW LTD(a) .........................................................          9,000 shs.            100,125
  Leisure Planet Holdings(a) ..........................................         33,600 shs.             33,600
  Global Technologies(a) ..............................................          4,500 shs.             19,406             153,131
                                                                                                   -----------

Gaming Industry (3.46%)
  American Vantage Company(a) .........................................        474,500 shs.                                919,344
Telecommunications (2.91%)
  U.S. Wireless Corp(a) ...............................................         47,600 shs.            755,650
  General Datacomm Industries(a) ......................................          3,600 shs.             18,675             774,325
                                                                                                   -----------

Distribution (.29%)
  U.S. China IND Exchange(a) ..........................................          6,710 shs.                                 77,165

Financial Services (.91%)
  BKF Capital Group, Inc.(a) ..........................................          5,400 shs.            105,300
  Techsys Inc.(a) .....................................................         16,300 shs.            136,513             241,813
                                                                                                   -----------

Education (1.35%)
  Whitman Education Group, Inc.(a) ....................................        169,100 shs.                                359,338

Environmental (1.52%)
  U.S. Home & Garden, Inc.(a) .........................................        215,900 shs.                                404,811
                                                                                                                       -----------

      TOTAL INVESTMENT IN COMMON
        STOCK (COST--$10,196,618) .....................................                                                 30,336,497

UNITS (.28%)
  Leisure Planet Holdings(a) ..........................................         18,000 shs.             76,500
      TOTAL UNITS (COST--$163,914)                                                                                          76,500

      TOTAL MARKETABLE SECURITIES (114.57%)
        (COST--$10,360,449) ...........................................                                                $30,412,997
                                                                                                                       ===========

      VENTURE CAPITAL INVESTMENTS(A)
  CapitalCube LLC .....................................................        350,000 shs.                                350,000
  Enramp Inc. Common Stock ............................................        400,000 shs.                              1,000,000
  GMP Companies .......................................................         50,000 shs.                                900,000
  OpenReach.com, Inc.(b) ..............................................      2,780,623 shs.                              8,341,869
  Surgivision Series A Pfd ............................................        300,000 shs.                                  3,000
  Worldwide Web Networx Corp Wts. .....................................        150,000 shs.                                    150
                                                                                                                       -----------
      TOTAL PRIVATE INVESTMENTS (39.93%)
        (COST--$3,946,254) ............................................                                                $10,595,019
                                                                                                                       ===========
----------------
(a) Non-income producing securities.
(b) Affiliate as defined in the Investment Company Act of 1940.

                             The accompanying notes should be read in conjunction with this schedule.

                                                            ENGEX, INC.

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2000

INVESTMENT GAIN:
INCOME:
   Dividends ...........................................................................       $    20,114
   Other (Note 2) ......................................................................         1,257,000
   Interest ............................................................................             6,518
                                                                                               -----------
        Total income ...................................................................                              $ 1,283,632

EXPENSES:
   Custodian and transfer fees .........................................................            23,422
   Professional fees ...................................................................           145,350
   Directors' fees and expenses ........................................................            21,000
   Other taxes .........................................................................             2,508
   Insurance ...........................................................................            43,602
   Registration and filing fees ........................................................            17,669
   Management fees (Note 2) ............................................................           227,562
   Interest Expense (Note 5) ...........................................................           193,334
   Miscellaneous .......................................................................             1,840
                                                                                               -----------
        Total Expenses .................................................................                                  676,287
                                                                                                                      -----------
INVESTMENT INCOME BEFORE INCOME TAXES ..................................................                                  607,345
INCOME TAX EXPENSE (Notes 1(b) and 4) ..................................................                                  234,385
                                                                                                                      -----------
NET INVESTMENT INCOME ..................................................................                                  372,960
                                                                                                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized (gain) from security transactions:
   Proceeds from sales .................................................................         5,505,846
   Cost of securities sold .............................................................         3,866,333
                                                                                               -----------
                                                                                                 1,639,513
   Income tax provision (Notes 1(b) and 4) .............................................           632,744
                                                                                               -----------
Net realized gain (Notes 1(c) and 3) ...................................................                                1,006,769
Unrealized appreciation on investments:
   Beginning of period .................................................................         8,373,899
   End of period .......................................................................        26,701,281
                                                                                               -----------
                                                                                                18,327,382
Deferred income tax expense (Notes 1(b) and 4) .........................................         6,713,188
                                                                                               -----------
NET INCREASE IN UNREALIZED APPRECIATION ................................................                               11,614,194
                                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........................................                               12,620,963
                                                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................                              $12,993,923
                                                                                                                      ===========


                                  The accompanying notes are an integral part of this statement.

                                                            ENGEX, INC.

STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended September 30, 2000 and 1999

                                                                                                      2000               1999
                                                                                                   -----------        -----------
FROM INVESTMENT ACTIVITIES:
   Net investment gain (loss) .................................................................    $   372,960        $  (268,726)
   Net realized gain (loss) on securities transactions ........................................      1,006,769           (414,689)
   Increase in unrealized appreciation from investment activities .............................     11,614,194          7,063,619
                                                                                                   -----------        -----------
NET INCREASE IN NET ASSETS ....................................................................     12,993,923          6,380,204
NET ASSETS--BEGINNING OF PERIOD ...............................................................     13,874,356          7,494,152
                                                                                                   -----------        -----------
NET ASSETS--END OF PERIOD .....................................................................    $26,868,279        $13,874,356
                                                                                                   ===========        ===========


                                 The accompanying notes are an integral part of these statements.

                                                            ENGEX, INC.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2000
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Net investment income ..........................................................................................    $   372,960
   Net realized and unrealized gain on investments ................................................................     12,620,963
      Adjustments to reconcile net income to net cash used in operating activities
        Deferred income tax expense ...............................................................................      6,713,188
        Changes in operating assets:
          Securities owned ........................................................................................    (14,901,798)
          Investments at fair value ...............................................................................    (10,595,019)
          Receivable from clearing broker .........................................................................      1,502,395
          Other assets ............................................................................................       (408,781)
        Changes in operating liabilities:
          Accounts payable and accrued expenses ...................................................................        (23,007)
          Current taxes payable ...................................................................................        845,449
                                                                                                                       -----------
            Net cash used by operating activities .................................................................     (3,873,650)
                                                                                                                       -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
   Repayment on loans payable .....................................................................................       (635,434)
   Advances on loan payable .......................................................................................      4,509,084
                                                                                                                       -----------
   Net cash provided by activities ................................................................................      3,873,650
                                                                                                                       -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS:
   Cash and cash equivalents--October 1, 1999 .....................................................................              0
                                                                                                                       -----------
   Cash and cash equivalents--September 30, 2000 ..................................................................              0
                                                                                                                       ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the year for interest .........................................................................    $    28,048


                                                See notes to financial statements.

                                   ENGEX, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 7(a)). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on September 30, 2000. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

          Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors (see Note 2). These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values also may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

     (b) FEDERAL INCOME TAXES--Commencing with the fiscal year ending September 30, 1993, the Fund no longer qualified under subchapter M of the Internal Revenue Code as a regulated investment company, and, accordingly, is taxed as a regular corporation.

     (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     (d) USE OF ACCOUNTING ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.   INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATED PERSONS

     The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under the Agreement, Advisors serve as the investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the year ended September 30, 2000, Advisors earned a management fee of $227,562, of which $21,457 was due to Advisors at September 30, 2000 and is included in accrued expenses in the accompanying statement of assets and liabilities.

     OpenReach.com, Inc. is an affiliate as defined in the Investment Company Act 1940, Unrealized appreciation related to this affiliate was $6,290,765 at September 30, 2000. During the year, the Fund sold a small portion of its equity and received additional funds in the amount of $1,257,000 for waiving certain first refusal rights.

NOTE 3.   PORTFOLIO TRANSACTIONS

      The following summarizes the securities transactions by the Fund for the year ended September 30, 2000:

      Purchases ..................................    $6,850,226
                                                      ==========
      Sales ......................................    $5,505,846
                                                      ==========

                                   ENGEX, INC.

NOTE 4.   INCOME TAXES

     Deferred tax reflects the impact of temporary differences between amount of assets and liabilities recorded for financial reporting purposes and such amounts as measured in accordance with tax laws.

     The Fund provides deferred federal, state and local income taxes on unrealized appreciation on investments, based on the regular corporate tax rates.

     The following is a summary of the components of the Fund's income tax provision at September 30, 2000:

      Current:
        Federal .....................................   $  717,525
        State and local .............................      149,604
                                                        ----------
                                                        $  867,129
                                                        ==========

      Deferred:
        Federal .....................................   $6,231,309
        State and local .............................      481,879
                                                        ----------
                                                        $6,713,188
                                                        ==========

     The effective tax rate for the Fund is reconcilable to the federal statutory tax rate, as follows:

      Statutory rate ................................       34%
      State and local income
        taxes .......................................        4%
                                                            --
                                                            38%
                                                            ==

NOTE 5.   BORROWINGS

     Loans during the year were made at a negotiated rate between the Fund and the Fund's custodian bank. The interest paid during the year ranged from a rate of 7.25% to 8.25% per annum. The weighted average interest rate during the year was 7.84%. The maximum loan outstanding and the weighted average amount of loans (computed on a daily basis) during the twelve-month period were $4,509,084 and $3,020,544, respectively. The loans were collateralized by the Fund's investment portfolio.


NOTE 6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Management has estimated that the carrying amount of the Fund's loan payable approximates the fair value based upon its analysis of the credit risk inherent in the loan.

     Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision.


NOTE 7.   CONCENTRATIONS OF CREDIT RISK

     (a) The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

     (b) As of September 30, 2000, all of the Fund's investments in securities were held at one bank, the Fund's custodian.

NOTE 8.  CHANGE IN INDEPENDENT ACCOUNTANTS

     On September 18, 2000, Grant Thornton LLP resigned as independent accountants of the Fund. The reports of Grant Thornton LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through September 18, 2000, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement dislosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Fund, with the approval of its board of directors and audit committee, engaged Richard A. Eisner & Company, LLP on November 14, 2000.


                                                            ENGEX, INC.
                                                                                                                         SCHEDULE 1

                                   SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS

Selected data for each share of Capital Stock outstanding throughout each year:

                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                   --------------------------------------------------------------
                                                                   2000(1)       1999(1)       1998(1)      1997(1)       1996(1)
                                                                   -------       -------       -------      -------       -------
Investment income ..............................................    $ 1.31        $ 0.04        $ 0.01       $ 4.28        $ 0.14
                                                                   -------       -------       -------      -------       -------

Expenses:
   Interest ....................................................      0.20          0.01          0.05         0.17          0.21
   Other .......................................................      0.49          0.45          0.54         0.31          0.31
                                                                   -------       -------       -------      -------       -------
         Total expenses ........................................      0.69          0.46          0.59         0.48          0.52
                                                                   -------       -------       -------      -------       -------
Investment (loss) income before income tax
  (benefit) ....................................................      0.62         (0.42)        (0.58)        3.80         (0.38)
                                                                   -------       -------       -------      -------       -------
Deferred and current income tax (benefit) ......................      0.24         (0.15)        (0.19)       (0.15)        (0.14)
                                                                   -------       -------       -------      -------       -------
Net investment (loss) income ...................................      0.38         (0.27)        (0.39)        3.95         (0.24)
                                                                   -------       -------       -------      -------       -------
Realized and unrealized gain (loss) before
   provision (benefit) for income taxes ........................     20.43         10.10         (9.03)       (4.87)         2.87
Deferred and current income tax provision
  (benefit) ....................................................      7.52          3.30         (2.49)        0.20          1.12
                                                                   -------       -------       -------      -------       -------
Net realized and unrealized gain (loss) ........................     12.91          6.80         (6.54)       (5.07)         1.75
                                                                   -------       -------       -------      -------       -------
Net increase (decrease) in net asset value .....................     13.29          6.53         (6.93)       (1.12)         1.51
Net asset value:
   Beginning of year ...........................................     14.20          7.67         14.60        15.72         14.21
                                                                   -------       -------       -------      -------       -------
   End of year .................................................    $27.49        $14.20        $ 7.67       $14.60        $15.72
                                                                   =======       =======       =======      =======       =======
Number of shares outstanding at end of year ....................   977,223       977,223       977,223      977,223       977,223
                                                                   =======       =======       =======      =======       =======

Ratios:
   Expenses to average net assets ..............................      3.32%         4.52%         5.78%        3.32%         3.32%
   Net investment (loss) income to average
     net assets ................................................      1.83%        (2.71)%       (2.02)%      26.88%        (1.55)%
   Portfolio turnover ..........................................     21.54%        33.63%        16.24%       26.48%         4.29%
----------
(1)  During these years, the Fund did not pay dividends from net investment income or make any distributions of net realized gains from securities transactions.


                       The accompanying notes should be read in conjunction with this supplementary schedule.